Exhibit 10.3

AMENDMENT NO. 1 TO MODIFIED LOAN AGREEMENT This AMENDMENT NO. 1 TO MODIFIED LOAN AGREEMENT (this "Amendment") is entered into on April 10, 2023 by and between Prefabricados Tambillos SpA ("PreTam") and Inversiones Balmaceda, SpA (the "Company"). R E C I T A L S: WHEREAS, PreTam and the Company entered into a Modified Loan Agreement on June 30, 2022 (the "Original Agreement") pursuant to which PreTam agreed to pay to the Company the amount of $14,000 on the first day of every month commencing on January 1, 2023 and ending 59 months thereafter (the "Monthly Payment"); WHEREAS, the Company has agreed to modify the Loan Agreement to allow PreTam to commence remittance of the Monthly Payments on the earlier of the first day of the month following the date PreTam Holdings Inc., PreTam's parent company (the "Parent"), commences trading on the NASDAQ or the first day of the month following the date the Parent elects to no longer pursue a NASDAQ listing (the "Deferment Period"); and WHEREAS, except as otherwise modified by this Amendment, the rights and obligations of the parties under the Original Agreement shall remain in full force and effect. NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment, each intending to be legally bound, hereby agree as follows: 1. Amendment. PreTam shall have no obligation to make any Monthly Payments to the Company until the expiration of the Deferment Period. Further, the Company hereby acknowledges and agrees that PreTam is not in default under the Original Agreement as result of its failure to make any Monthly Payments prior to the date of this Amendment. 2. Full Force and Effect. Except as expressly modified by this Amendment, the terms, covenants, agreements, conditions and other provisions of the Original Agreement shall remain in full force and effect. 3. Counterparts. This Amendment may be executed in a number of counterparts, by facsimile, each of which shall be deemed to be an original as of those whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Amendment shall become binding when one or more of the counterparts hereof, individually or taken together, are signed by all the parties.

2 IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Modified Loan Agreement as of the date first written above. PreTam: Prefabricados Tambillos, SpA By: _________________________ Name: Oscar Canizares Its: Chief Executive Officer Company: Inversiones Balmaceda, SpA By : _________________________ Name: Luis Arrechea Its: __________________